UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 21, 2011

HAMPSHIRE GROUP, LIMITED

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-20201 (Commission File Number)	06-0967107 (I.R.S. Employer Identification No.)

114 W. 41st Street, New York, New York (Address of principal executive offices)	10036 (Zip code)

(212) 840-5666
(Registrant’s telephone number including area code)

Not applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On January 21, 2011, Jonathan Norwood, Vice President, Chief Financial Officer and Treasurer of Hampshire Group, Limited (the “Company”), delivered notice of his intent to resign, effective April 22, 2011.  Mr. Norwood joined the Company as Vice President and Chief Financial Officer in April 2006 and was appointed to the position of Treasurer later that year.  Mr. Norwood’s resignation was not the result of any disagreement with the Company or its Board of Directors.  A copy of the press release issued by the Company on January 27, 2011 announcing Mr. Norwood's resignation is attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01  Financial Statements and Exhibits.

(d)    Exhibits.

99.1	Press Release of Hampshire Group, Limited dated January 27, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAMPSHIRE GROUP, LIMITED

By:  /s/ Heath L. Golden
                                                                                                        Name: Heath L. Golden
                                                                                                       Title: President and Chief Executive Officer

Dated: January 27, 2011